                     TABLE OF CONTENTS

Letter to Shareholders..............................     1
Putting Your Fund's Performance in Perspective......     3
Active Core Fund....................................
   Portfolio of Investments.........................     5
   Statement of Assets and Liabilities..............     7
   Statement of Operations..........................     8
   Statement of Changes in Net Assets...............     9
   Financial Highlights.............................    10
Limited Duration Fund...............................
   Portfolio of Investments.........................    11
   Statement of Assets and Liabilities..............    13
   Statement of Operations..........................    14
   Statement of Changes in Net Assets...............    15
   Financial Highlights.............................    16
Notes to Financial Statements.......................    17
Report of Independent Accountants...................    20




EXPI SAR 2/98

                             LETTER TO SHAREHOLDERS

February 1, 1998

Dear Shareholder,

         We are pleased to provide you our annual report for the 12 months ended December 31, 1997. The recent six-month period proved to be a volatile yet rewarding period for U.S. fixed income investors. The low inflation environment, coupled with the demand for high quality U.S. Treasury securities during the Asian financial crisis, drove long (30 years) interest rates below 6 percent for the first time in four years.
     The Asian crisis highlighted the difficulty in predicting significant market swings as well as the benefit of maintaining a diversified portfolio. The crisis highlighted the benefit of the stability provided by The Explorer Institutional Trust Funds (Funds). The Funds provide a diversified portfolio of investment grade fixed income securities with durations ranging between one and six years.

ECONOMIC REVIEW
         The U.S. economy continued to be characterized by solid growth with low inflation. For the last 12 months real gross domestic product (GDP) expanded at a healthy 3.8 percent and the Consumer Price Index expanded rose a meager 1.7 percent. As a result of the solid economic growth and low-inflation environment, consumer confidence remained high. In the fourth quarter, however, the Asian financial crisis partly offset what would have been a spectacular 1997, as emergency loans and the financial stability of various Asian countries became the focus. The Asian crisis resulted in significant currency devaluations for the former "Asian Tiger" countries (Thailand, Indonesia, Malaysia and South Korea). In addition, the financial collapse has lead to an unprecedented slowing in the Asian economies. This slowdown, coupled with the strong dollar will result in a slowing of U.S. exports to the region and detract from U.S. GDP in 1998. For the first quarter in 1998, real GDP is expected to slow to a 2.5 percent annual rate.

MARKET OVERVIEW

         The low-inflation environment combined with the Asian financial turmoil drove yields to a four-year low. The U.S. treasury market benefited most as investors sought refuge in high-quality, liquid notes and bonds. For the fourth quarter, other sectors of the fixed income market (agencies, corporates and mortgages) underperformed Treasuries as the demand for Treasuries surged. However, for the 12-month period, mortgage securities and US government agency securities outperformed comparable Treasury securities by 1.21 and 0.48 percentage points respectively. Corporate securities were impacted more significantly by the Asian crisis and underperformed comparable Treasury securities for the 12-month period.

OUTLOOK
         The Asian financial crisis raised the need for global liquidity, requiring the Federal Reserve Board to maintain a neutral stance despite its existing bias towards a higher federal funds rate. Price stability remains the Fed's primary objective, but it must be careful not to exacerbate the situation in the financial system. While the monetary authority still appears to be biased towards higher rates due to the robust level of economic activity, the slowdown resulting from the Asian crisis may be sufficient to keep the Fed on hold for the time being.

                                       1                   Continued on page two

ACTIVE CORE FUND -- PORTFOLIO STRATEGY AND OVERVIEW

         As of December 31, 1997, the Active Core Fund was structured with portfolio duration of 4.37 years, which was comparable to the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, with a duration of 4.42 years.
         During the reporting period, the Fund's portfolio remained overweighted in the mortgage-backed security sector. However, we adjusted the mix of mortgage coupons as the sharp decline in interest rates, caused premium-priced mortgages to experience increased pre-payment risk. We intend to continue to closely monitor the composition of our mortgage holdings (i.e., the mix of premium, discount, and current coupon mortgages) as we enter 1998.
         We feel that the corporate bond sector will continue to be under pressure from both a fundamental and technical perspective. Fundamentally, a slow down in earnings growth and concerns about the spread of the Asian crisis may continue to hinder corporate bond performance. Technically, a large amount of bond issuance is expected to occur as a result of the low interest rate environment. As a result, we will monitor our corporate weighting closely.
         The Active Core Fund generated a total return of 6.17 percent for the six months and 8.93 percent for the 12 months ended December 31, 1997.

LIMITED DURATION FUND -- PORTFOLIO STRATEGY AND OVERVIEW

         As of December 31, 1997, the Limited Duration Fund was structured with a portfolio duration of 1.66 years, which was comparable to the Fund's benchmark, the Lehman Brothers 1- to 3-Year Government Bond Index, with a duration of 1.67 years. This index is comprised of U.S. Treasury and U.S. government agency securities.
         During the reporting period, we maintained the Fund's weightings in the corporate, mortgage, and asset-backed sectors. We intend to maintain a portfolio comprised of modest positions diversified among various sectors. The short end of the yield curve has remained relatively stable in the wake of the Asian financial crisis, and we expect this to continue in the absence of additional Fed action.
         The Limited Duration Fund generated a total return of 3.59 percent for the six months and 6.29 percent for the 12 months ended December 31, 1997.

SUMMARY

         We believe 1998 will be a challenging year for fixed income investors, and we look forward to meeting the challenge. We have provided additional details about the Funds in the balance of the report. We appreciate your investment in the Explorer Trust Funds and your confidence in our institutional asset management team.

Sincerely,


[SIG]
Edward A. Treichel

Director of Institutional Asset Management

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     - Illustrate the general market environment in which your investments are being managed

     - Reflect the impact of favorable market trends or difficult market conditions

     - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Aggregate Bond Index over time. This index is an unmanaged statistical composite and does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.


     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
     Explorer Institutional Active Core Fund vs. Lehman Brothers Aggregate Bond Index (April 23, 1996 through December 31, 1997)

                                    [GRAPH]


                       Lehman Brothers       Explorer Institutional
                    Aggregate Bond Index        Active Core Fund
        Apr-96          $10,000.00                 $10,000.00
        May-96            9,980.00                   9,950.00
        Jun-96           10,113.73                  10,061.00
        Jul-96           10,141.04                  10,080.00
        Aug-96           10,123.80                  10,040.00
        Sep-96           10,299.95                  10,214.00
        Oct-96           10,528.61                  10,432.00
        Nov-96           10,708.65                  10,610.00
        Dec-96           10,609.06                  10,520.00
        Jan-97           10,641.95                  10,545.00
        Feb-97           10,668.55                  10,567.00
        Mar-97           10,550.13                  10,455.00
        Apr-97           10,708.39                  10,595.00
        May-97           10,810.11                  10,684.00
        Jun-97           10,938.76                  10,793.00
        Jul-97           11,234.10                  11,086.00
        Aug-97           11,138.61                  10,990.00
        Sep-97           11,303,46                  11,142.00
        Oct-97           11,467.36                  11,309.00
        Nov-97           11,520.11                  11,343.00
        Dec-97           11,636.47                  11,459.00



--------------------------------
Fund's Total Return
1 Year Avg. Annual     =   8.93%
Inception Avg. Annual  =   8.39%
--------------------------------

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

               PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     - Illustrate the general market environment in which your investments are being managed

     - Reflect the impact of favorable market trends or difficult market conditions

     - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured


     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers 1- to 3-year Government Bond Index over time. This index is an unmanaged statistical composite and does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

        GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

        Explorer Institutional Limited Duration Fund vs. Lehman Brothers 1- to 3-year Government Bond
        Index (April 23, 1996 through December 31, 1997)



                                   [GRAPH]

                              Lehman Brothers
                               1 - to 3-year         Explorer Institutional
                           Government Bond Index      Limited Duration Fund
                Apr-96          $10,000.00                 $10,000.00
                May-96           10,022.00                   9,993.00
                Jun-96           10,095.16                  10,071.00
                Jul-96           10,134.53                  10,109.00
                Aug-96           10,172.03                  10,117.00
                Sep-96           10,264.59                  10,215.00
                Oct-96           10,380.58                  10,337.00
                Nov-96           10,457.40                  10,426.00
                Dec-96           10,459.49                  10,414.00
                Jan-97           10,509.70                  10,454.00
                Feb-97           10,534.92                  10,480.00
                Mar-97           10,526.49                  10,458.00
                Apr-97           10,612.81                  10,551.00
                May-97           10,687.10                  10,614.00
                Jun-97           10,760.84                  10,686.00
                Jul-97           10,878.13                  11,802.00
                Aug-97           10,889.01                  10,811.00
                Sep-97           10,971.77                  10,893.00
                Oct-97           11,052.96                  10,956.00
                Nov-97           11,080.59                  10,996.00
                Dec-97           11,154.83                  11,069.00



--------------------------------
Fund's Total Return
1 Year Avg. Annual     =   6.29%
Inception Avg. Annual  =   6.19%
--------------------------------


While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                    EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                           PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                  Description                                     Coupon             Maturity   Market Value
------------------------------------------------------------------------------------------------------------------
        ASSET-BACKED SECURITIES 5.1%
$    75 American Express Credit Account Master Trust.................    6.400 %            04/15/05    $ 75,636
    125 Citibank Credit Card Master Trust............................        *              02/07/03     103,466
     75 Household Affinity Credit Card Master Trust..................    5.600              05/15/02      74,098
                                                                                                      ----------
        TOTAL ASSET-BACKED SECURITIES................................                                    253,200
                                                                                                      ----------
        CORPORATE BONDS 26.2%
        Aerospace/Defense 0.8%
     40 McDonnell Douglas Corp.......................................    6.875              11/01/06      41,469
                                                                                                      ----------
        CONSUMER DISTRIBUTION 3.7%
    100 Wal Mart Stores, Inc.........................................    5.500              03/01/98      99,902
     80 Wal Mart Stores, Inc.........................................    8.625              04/01/01      85,686
                                                                                                      ----------
                                                                                                         185,588
                                                                                                      ----------
        CONSUMER DURABLES 2.1%
    100 Polaroid Corp................................................    6.750              01/15/02     101,029
                                                                                                      ----------
        CONSUMER SERVICES 3.6%
     75 Hertz Corp...................................................    7.000              07/01/04      76,547
    100 Walt Disney Co...............................................    6.750              03/30/06     103,210
                                                                                                      ----------
                                                                                                         179,757
                                                                                                      ----------
        FINANCE 6.7%
    100 American Express Credit Corp.................................    6.500              08/01/00     100,845
    100 Commercial Credit Group, Inc.................................    6.625              11/15/06     101,000
    125 BancOne Corp.................................................    7.000              03/25/02     128,196
                                                                                                      ----------
                                                                                                         330,041
                                                                                                      ----------
        RAW MATERIALS/PROCESSING INDUSTRIES 3.7%
     75 Du Pont (E.I.) de Nemours & Co...............................    6.750              09/01/07      77,604
    100 Union Pacific Resources Group, Inc...........................    7.000              10/15/06     102,728
                                                                                                      ----------
                                                                                                         180,332
                                                                                                      ----------
        TELECOMMUNICATIONS 2.2%
    100 AT&T Corp....................................................    7.750              03/01/07     109,640
                                                                                                      ----------

        UTILITIES 3.4%
     15 Florida Power & Light Co.....................................    7.050              12/01/26      15,043
    100 Pacific Gas & Electric Co....................................    6.250              08/01/03     100,270
     50 Wisconsin Electric Power Co..................................    6.625              11/15/06      51,107
                                                                                                      ----------
                                                                                                         166,420
                                                                                                      ----------
        TOTAL CORPORATE BONDS                                                                          1,294,276
                                                                                                      ----------
        UNITED STATES GOVERNMENT AGENCY OBLIGATIONS 57.2%
    165 Federal Home Loan Mortgage Corp..............................    5.630              01/10/03     162,674
    142 Federal Home Loan Mortgage Corp. Gold Pool #G00559...........    7.000              10/01/26     142,807
     76 Federal Home Loan Mortgage Corp. Gold Convertible 15 Year
             Pool #G10270............................................    8.500              09/01/09      79,854
     90 Federal Home Loan Mortgage Corp. Gold Convertible 15 Year
             Pool #G10592............................................    6.500              09/01/11      90,034
     26 Federal National Mortgage Association Dwarf 15 Year
             Pool #250589............................................    7.000              06/01/11      26,076
     45 Federal National Mortgage Association Dwarf 15 Year
             Pool #250649............................................    6.500              08/01/11      45,101
    100 Federal National Mortgage Association Medium Term Note.......    5.280              03/01/99      99,426
    270 Federal National Mortgage Association Medium Term Note.......    6.060              06/21/99     270,980
     80 Federal National Mortgage Association Medium Term Note.......    6.800              04/08/02      82,528
    100 Federal National Mortgage Association Medium Term Note.......    6.520              07/11/07     103,246



                                               See Notes to Financial Statements

                    EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                 Description                              Coupon                 Maturity  Market Value
-------------------------------------------------------------------------------------------------------------
        UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$   100 Federal National Mortgage Association PAC.................   7.000 %             10/25/09  $  102,438
    170 Federal National Mortgage Association PAC.................   6.500               04/18/20     171,108
    132 Federal National Mortgage Association Pool #124561........   7.500               11/01/22     134,714
    192 Federal National Mortgage Association Pool #313047........   8.500               12/01/25     200,805
    123 Federal National Mortgage Association Pool #303828........   6.500               04/01/26     121,396
    143 Federal National Mortgage Association Pool #250569........   6.000               05/01/26     137,915
    139 Federal National Mortgage Association Pool #358471........   7.000               10/01/26     140,473
    122 Government National Mortgage Association Platinum
             Pool #780440.........................................   8.500               11/15/17     131,078
     83 Government National Mortgage Association Platinum 15 Year
             Pool #780419.........................................   7.500               12/15/09      86,023
     74 Government National Mortgage Association Pool #780157.....   9.500               08/15/22      80,883
    266 Government National Mortgage Association Pools............   6.500   04/15/26 to 02/15/27     263,081
    150 Tennessee Valley Authority................................   6.375               06/15/05     152,684
                                                                                                   ----------
        TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS........................................   2,825,324
                                                                                                   ----------


        UNITED STATES TREASURY OBLIGATIONS 8.7%
    125 United States Treasury Bonds..............................   8.125               08/15/19     156,465
    600 United States Treasury STRIPS (a).........................       *   02/15/07 to 05/15/15     270,588
                                                                                                   ----------
        TOTAL UNITED STATES TREASURY OBLIGATIONS.................................................     427,053
                                                                                                   ----------

TOTAL INVESTMENTS 97.2%
  (Cost $4,646,616)..............................................................................   4,799,853

OTHER ASSETS IN EXCESS OF LIABILITIES 2.8%.......................................................     138,420
                                                                                                   ----------
NET ASSETS 100.0%................................................................................  $4,938,273
                                                                                                   ==========

* Zero coupon bond

(a) U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are securities issued by the U.S. Treasury Department which evidence ownership in either the bond principal or interest payments. These securities are used by the Fund to manage the portfolio's duration


The following table summarizes the portfolio composition at December 31, 1997, based upon the higher of the quality rating issued by Standard & Poor's or Moody's.


        PORTFOLIO COMPOSITION BY CREDIT QUALITY **

        U.S. Government and Government Agency Obligations......  67.8%
        AAA....................................................   5.2
        AA.....................................................  16.9
        A......................................................   8.0
        BBB....................................................   2.1
                                                                -----
                                                                100.0%
                                                                =====
        ** AS A PERCENTAGE OF LONG-TERM ASSETS

                                               See Notes to Financial Statements

                   EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                              December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $4,646,616)..................................    $4,799,853
Cash.................................................................        79,676
Interest Receivable..................................................        51,634
Unamortized Organizational Costs.....................................        31,865
                                                                         ----------
    Total Assets.....................................................     4,963,028
                                                                         ----------
LIABILITIES:
Accrued Expenses.....................................................        14,366
Trustees' Deferred Compensation and Retirement Plans.................         9,311
Income and Capital Gain Distributions Payable........................         1,078
                                                                         ----------
    Total Liabilities................................................        24,755
                                                                         ----------
NET ASSETS...........................................................    $4,938,273
                                                                         ==========
NET ASSETS CONSIST OF:
Capital..............................................................     4,763,330
Net Unrealized Appreciation..........................................       153,237
Accumulated Net Realized Gain........................................        25,304
Accumulated Distributions in Excess of Net Investment Income.........        (3,598)
                                                                         ----------
NET ASSETS...........................................................    $4,938,273
                                                                         ==========
NET ASSET VALUE PER SHARE (Based on net assets of $4,938,273 and
  485,509 shares of beneficial interest issued and outstanding)......    $    10.17
                                                                         ==========



                                         See Note to Financial Statements

                    EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.................................................   $ 412,409
                                                            ---------
EXPENSES:
Shareholder Services.....................................      19,235
Investment Advisory Fee..................................      18,786
Legal....................................................      18,439
Audit....................................................      17,476
Trustees' Fees and Expenses..............................      14,043
Custody..................................................      12,346
Amortization of Organizational Costs.....................      10,484
Accounting...............................................       9,754
Registration and Filing Fees.............................       3,600
Shareholder Reports......................................       1,000
Other....................................................         363
                                                            ---------
  Total Expenses                                              125,526
  Less: Fees Waived and Expenses Reimbursed ($18,786
           and $69,355, respectively)....................      88,141
        Credits Earned on Cash Balances..................      12,346
                                                            ---------
  Net Expenses...........................................      25,039
                                                            ---------
NET INVESTMENT INCOME....................................   $ 387,370
                                                            =========
REALIZED AND UNREALIZED GAIN/LOSS:
  Net Realized Gain......................................   $  97,464
                                                            ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period................................      81,464
  End of the Period......................................     153,237
                                                            ---------
Net Unrealized Appreciation During the Period............      71,773
                                                            ---------
NET REALIZED AND UNREALIZED GAIN.........................   $ 169,237
                                                            =========
NET INCREASE IN NET ASSETS FROM OPERATIONS...............   $ 556,607
                                                            =========


                                          See Notes to Financial Statements

                  EXPLORER INSTITUTIONAL ACTIVE CORE FUND

                     STATEMENT OF CHANGES IN NET ASSETS

      For the Year Ended December 31, 1997 and the Period April 23, 1996
         (Commencement of Investment Operations) to December 31, 1996
--------------------------------------------------------------------------------

                                                                                   Year Ended         Period Ended
                                                                               December 31, 1997    December 31, 1996
----------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................................      $      387,370      $         208,898
Net Realized Gain..........................................................              97,464                  6,691
Net Unrealized Appreciation During the Period..............................              71,773                 81,464
                                                                                 --------------      -----------------
Change in Net Assets from Operations.......................................             556,607                297,053
                                                                                 --------------      -----------------

Distributions from Net Investment Income...................................            (387,370)              (208,862)
Distributions in Excess of Net Investment Income...........................                 (29)                   -0-
Distributions from Net Realized Gain.......................................             (77,231)                (5,225)
                                                                                 --------------      -----------------
Total Distributions........................................................            (464,630)              (214,087)
                                                                                 --------------      -----------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........................              91,977                 82,966
                                                                                 --------------      -----------------

FROM CAPITAL TRANSACTIONS:

Proceeds from Shares Sold..................................................           1,850,000              6,748,576
Net Asset Value of Shares Issued Through Dividend Reinvestment.............             451,896                149,654
Cost of Shares Repurchased.................................................          (3,095,946)            (1,390,850)
                                                                                 --------------      -----------------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........................            (794,050)             5,507,380
                                                                                 --------------      -----------------

TOTAL INCREASE/DECREASE IN NET ASSETS......................................            (702,073)             5,590,346

NET ASSETS:
Beginning of the Period....................................................           5,640,346                 50,000
                                                                                 --------------      -----------------

End of the Period (Including accumulated distributions in excess
  of net investment income of $3,598 and $537, respectively)...............      $    4,938,273      $       5,640,346
                                                                                 ==============      =================


                                               See Notes to Financial Statements

                  EXPLORER INSTITUTIONAL ACTIVE CORE FUND


                            FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                               April 23, 1996
                                                                                Year            (Commencement
                                                                                Ended           of Investment
                                                                            December 31,       Operations) to
                                                                                1997        December 31, 1996
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................................    $    10.085      $        10.000
                                                                             -----------      ---------------
Net Investment Income....................................................          0.626                0.409
Net Realized and Unrealized Gain.........................................          0.249                0.095
                                                                             -----------      ---------------

Total from Investment Operations.........................................          0.875                0.504
                                                                             -----------      ---------------

Less:
  Distributions from and in Excess of Net Investment Income..............          0.626                0.409
  Distributions from Net Realized Gain...................................          0.163                0.010
                                                                             -----------      ---------------
Total Distributions......................................................          0.789                0.419
                                                                             -----------      ---------------

Net Asset Value, End of the Period.......................................    $    10.171      $        10.085
                                                                             ===========      ===============



Total Return *...........................................................           8.93%                5.20%**

Net Assets at End of the Period (In millions)............................           $4.9                 $5.6

Ratio of Expenses to Average Net Assets* (a).............................           0.60%                0.40%

Ratio of Net Investment Income to Average Net Assets*....................           6.19%                5.98%

Portfolio Turnover.......................................................            109%                  84%**

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (a)..............................           2.01%                1.81%

Ratio of Net Investment Income to Average Net Assets.....................           4.78%                4.57%

** Non-Annualized


(a) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .20% for the period ended December 31, 1997.



                                              See Notes to Financial Statements

                 EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                           PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                 Description                                 Coupon                     Maturity              Market Value
--------------------------------------------------------------------------------------------------------------------------------
       ASSET-BACKED SECURITIES  2.0%
$   30 American Express Credit Account Master Trust.............   6.400 %                    04/15/05              $     30,254
   125 Citibank Credit Card Master Trust........................       *                      02/07/03                   103,466
    30 Household Affinity Credit Card Master Trust..............   5.600                      05/15/02                    29,639
                                                                                                                    ------------
       TOTAL ASSET-BACKED SECURITIES............................                                                         163,359
                                                                                                                    ------------

       CORPORATE BONDS 11.3%
       CONSUMER DISTRIBUTION 2.4%
   200 Wal-Mart Stores, Inc.....................................   5.500                      03/01/98                   199,804
                                                                                                                    ------------

       FINANCE 4.6%
   150 American Express Credit Corp.............................   6.500                      08/01/00                   151,268
   175 Ford Motor Credit Co.....................................   5.750                      01/25/01                   172,578
    50 Sears Roebuck Acceptance Corp............................   7.000                      06/15/07                    51,765
                                                                                                                    ------------
                                                                                                                         375,611
                                                                                                                    ------------

       RAW MATERIALS/PROCESSING INDUSTRIES 1.8%
   150 Du Pont (E.I.) de Nemours & Co...........................   6.750                      10/15/02                   152,904
                                                                                                                    ------------

       TECHNOLOGY 1.9%
   150 Lucent Technologies, Inc.................................   6.900                      07/15/01                   153,881
                                                                                                                    ------------

       UTILITIEs 0.6%
    50 Pacific Gas & Electric Co................................   6.250                      08/01/03                    50,135
                                                                                                                    ------------

       TOTAL CORPORATE BONDS....................................                                                         932,335
                                                                                                                    ------------

       UNITED STATES GOVERNMENT AGENCY OBLIGATIONS 18.2%
   100 Federal Home Loan Bank...................................   5.905                      12/23/02                    99,980
   500 Federal Home Loan Mortgage Corp..........................   5.630                      01/10/03                   492,950
    44 Federal Home Loan Mortgage Corp. Gold 30 Year Pools......   7.000          10/01/26 to 11/01/27                    44,223
    12 Federal Home Loan Mortgage Corp. Gold Convertible
       15 Year Pool #G10270.....................................   8.500                      09/01/09                    12,026
    26 Federal National Mortgage Association Dwarf 15 Year
       Pool # 250589............................................   7.000                      06/01/11                    26,076
    90 Federal National Mortgage Association Dwarf 15 Year
       Pool # 250649............................................   6.500                      08/01/11                    90,202
    60 Federal National Mortgage Association PAC................   6.500                      04/18/20                    60,391
    49 Federal National Mortgage Association Pool #303828.......   6.500                      04/01/26                    48,558
    22 Federal National Mortgage Association Pool #124561.......   7.500                      11/01/22                    22,452
   100 Federal National Mortgage Association Medium Term Note...   5.280                      03/01/99                    99,426
   150 Federal National Mortgage Association Medium Term Note...   6.060                      06/21/99                   150,545
    30 Federal National Mortgage Association Medium Term Note...   6.800                      04/08/02                    30,948
    12 Government National Mortgage Association Platinum
       15 Year Pool #780419.....................................   7.500                      12/15/09                    12,650
    16 Government National Mortgage Association Platinum
       Pool #780440.............................................   8.500                      11/15/17                    17,361
   290 Tennessee Valley Authority...............................   6.375                      06/15/05                   295,188
                                                                                                                    ------------
       TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS........                                                       1,502,976
                                                                                                                    ------------


                                             See Notes to Financial Statements

                 EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                           PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997




PAR
AMOUNT
(000)  DESCRIPTION                                           COUPON                          MATURITY               MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
       UNITED STATES TREASURY OBLIGATIONS 49.3%
$  500 United States Treasury Notes ........................  4.750 %                        08/31/98               $    497,110
 1,925 United States Treasury Notes ........................  5.125              02/28/98 to 11/30/98                  1,920,175
   700 United States Treasury Notes ........................  5.875              04/30/98 to 11/30/01                    701,368
   555 United States Treasury Notes ........................  6.000                          08/15/00                    559,074
   275 United States Treasury Notes ........................  6.250                          08/31/00                    278,652
   130 United States Treasury STRIPS (a) ...................      *                          08/15/02                     99,683
                                                                                                                    ------------
       TOTAL UNITED STATES TREASURY OBLIGATIONS .............................................................          4,056,062
                                                                                                                    ------------
TOTAL LONG-TERM INVESTMENTS  80.8%
(Cost $6,575,728) ...........................................................................................          6,654,732
                                                                                                                    ------------
SHORT-TERM INVESTMENTS 18.2%
Federal Home Loan Mortgage Corp. Discount Note ($105,000 par, yielding 5.75%, 01/02/98 maturity) ............            104,966
Federal National Mortgage Association Discount Note ($500,000 par, yielding 5.55%, 01/26/98 maturity) .......            496,277
Federal National Mortgage Association Discount Note ($900,000 par, yielding 5.73%, 02/18/98 maturity) .......            896,295
                                                                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,497,538) ...........................................................................................          1,497,538
TOTAL INVESTMENTS 99.0%
(Cost $8,073,266) ...........................................................................................          8,152,270
OTHER ASSETS IN EXCESS OF LIABILITIES   1.0% ................................................................             79,816
                                                                                                                    ------------

NET ASSETS    100.0% ........................................................................................       $  8,232,086
                                                                                                                    ============

*Zero coupon bond

(a) U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are securities issued by the U.S. Treasury Department which evidence ownership in either the bond principal or interest payments.
     These securities are used by the Fund to manage the portfolio's duration.


The following table summarizes the portfolio composition at December 31, 1997, based on the higher of the quality ratings issued by Standard & Poor's or Moody's.

         PORTFOLIO COMPOSITION BY CREDIT QUALITY **
         U.S. Government and Government Agency Obligations ....  83.5%
         AAA ..................................................   2.5
         AA ...................................................   5.3
         A ....................................................   8.7
                                                                -----
                                                                100.0%
                                                                =====
         ** AS A PERCENTAGE OF LONG-TERM ASSETS


                                              See Notes to Financial Statements

                EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                     STATEMENT OF ASSETS AND LIABILITIES

                              December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
  Total Investments (Cost $8,073,266) .................................................  $   8,152,270
  Cash ................................................................................            570
  Interest Receivable .................................................................         88,125
  Unamortized Organizational Expenses .................................................         32,533
                                                                                          ------------
      Total Assets                                                                           8,273,498
                                                                                          ------------
LIABILITIES:
  Accrued Expenses ....................................................................         31,768
  Trustees' Deferred Compensation and Retirement Plans ................................          9,311
  Income and Capital Gains Distributions Payable ......................................            333
                                                                                          ------------
      Total Liabilities ...............................................................         41,412
                                                                                          ------------
NET ASSETS ............................................................................  $   8,232,086
                                                                                          ============
NET ASSETS CONSIST OF:
  Capital .............................................................................  $   8,154,623
  Net Unrealized Appreciation .........................................................         79,004
  Accumulated Distributions in Excess of Net Investment Income ........................         (1,541)
                                                                                          ------------
NET ASSETS ............................................................................  $   8,232,086
                                                                                          ============
Net Asset Value Per Share (Based on net assets of $8,232,086 and 820,195 shares of
beneficial interest issued and outstanding) ...........................................  $       10.04
                                                                                          ============


                                               See Notes to Financial Statements

                EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                           STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................   $    504,464
                                                               ------------

EXPENSES:
Investment Advisory Fee.....................................         24,651
Legal.......................................................         22,091
Shareholder Services........................................         18,677
Audit.......................................................         17,601
Trustees' Fees and Expenses.................................         14,043
Custody.....................................................         12,978
Amortization of Organizational Costs........................         10,775
Accounting..................................................         10,124
Printing....................................................          5,682
Registration and Filing Fees................................          3,000
Other.......................................................            250
                                                               ------------

  Total Expenses............................................        139,872
  Less:  Fees Waived and Expenses Reimbursed  ($24,651 and
            $69,356, respectively)..........................         94,007
         Credits Earned on Cash Balances....................         12,978
                                                               ------------

  Net Expenses..............................................         32,887
                                                               ------------

NET INVESTMENT INCOME.......................................   $    471,577
                                                               ============

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................   $     25,119
                                                               ------------

Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................         78,132
  End of the Period.........................................         79,004
                                                               ------------

Net Unrealized Appreciation During the Period...............            872
                                                               ------------
NET REALIZED AND UNREALIZED GAIN............................   $     25,991
                                                               ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................   $    497,568
                                                               ============




                                          See Notes to Financial Statements

                EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                     STATEMENT OF CHANGES IN NET ASSETS

     For the Year Ended December 31, 1997 and the Period April 23, 1996
        (Commencement of Investment Operations) to December 31, 1996
--------------------------------------------------------------------------------

                                                                       Year Ended       Period Ended
                                                                   December 31, 1997  December 31, 1996
-------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................................    $   471,577        $    327,591
Net Realized Gain/Loss..............................................         25,119             (11,993)
Net Unrealized Appreciation During the Period.......................            872              78,132
                                                                        -----------        ------------

Change in Net Assets from Operations................................        497,568             393,730
                                                                        -----------        ------------
Distributions from Net Investment Income............................       (471,639)           (327,529)
DIstributions from Net Realized Gain................................        (14,667)                  0
                                                                        -----------        ------------
Total Distributions.................................................       (486,306)           (327,529)
                                                                        -----------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.................         11,262              66,201
                                                                        -----------        ------------

FROM CAPITAL TRANSACTIONS:

Proceeds from Shares Sold...........................................        705,000          10,323,057
Net Asset Value of Shares Issued Through Dividend Reinvestment......        483,346             305,526
Cost of Shares Repurchased..........................................     (2,720,306)           (992,000)
                                                                        -----------        ------------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..................     (1,531,960)          9,636,583
                                                                        -----------        ------------

TOTAL INCREASE/DECREASE IN NET ASSETS...............................     (1,520,698)          9,702,784

NET ASSETS:
Beginning of the Period.............................................      9,752,784              50,000
                                                                        -----------        ------------

End of the Period (Including accumulated undistributed
  net investment income of ($1,541) and $62, respectively...........    $ 8,232,086        $  9,752,784
                                                                        ===========        ============


                                               See Notes to Financial Statements

                EXPLORER INSTITUTIONAL LIMITED DURATION FUND

                            FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.
--------------------------------------------------------------------------------

                                                                                                     April 23, 1996
                                                                                                     (Commencement
                                                                                                     of Investment
                                                                                  Year Ended         Operations) to
                                                                               December 31, 1997   December 31, 1996
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period ......................................  $     10.019       $        10.000
                                                                                 ------------       ---------------
Net Investment Income .........................................................         0.574                  .386
Net Realized and Unrealized Gain ..............................................         0.036                  .019
                                                                                 ------------       ---------------
Total from Investment Operations ..............................................         0.610                  .405

Less:
  Distributions from Net Investment Income ....................................         0.574                  .386
  Distributions from Net Realized Gain ........................................         0.018                   -0-
                                                                                 ------------       ---------------
Total Distributions ...........................................................         0.592                  .386
                                                                                 ------------       ---------------
Net Asset Value, End of the Period ............................................        10.037       $        10.019
                                                                                 ============       ===============

Total Return * ................................................................         6.29%                 4.14%**

Net Assets at End of the Period (In millions) .................................          $8.2                  $9.8

Ratio of Expenses to Average Net Assets* (a) ..................................         0.56%                 0.40%

Ratio of Net Investment Income to Average Net Assets* .........................         5.74%                 5.68%

Portfolio Turnover ............................................................           41%                   16%**

*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (a) ...................................         1.86%                 1.40%

Ratio of Net Investment Income to Average Net Assets ..........................         4.59%                 4.68%

** Non-Annualized

(a) The ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .16% for the period ended
    December 31, 1997.
                                               See Notes to Financial Statements

                        THE EXPLORER INSTITUTIONAL TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1997
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

The Explorer Institutional Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company comprised of two funds: Explorer Institutional Active Core Fund ("Active Core Fund") and Explorer Institutional Limited Duration Fund ("Limited Duration Fund"). Each Fund is accounted for as a separate entity.

      Active Core Fund's investment objective is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade intermediate- and long-term income securities of U.S. issuers. Limited Duration Fund's investment objective is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade short-and intermediate-term income securities of U.S. issuers, consistent with the preservation of capital. The Funds commenced investment operations on April 23, 1996.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS -- Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME -- Interest income is recorded on an accrual basis. Bond discount and premium are amortized over the life of each applicable security.

D. ORGANIZATIONAL COSTS -- The Funds will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Funds' organization in the amount of $47,718 for Active Core Fund and $48,676 for Limited Duration Fund. These costs are being amortized on a straight line basis over the 60 month period ending April 22, 2001. Van Kampen American Capital Management, Inc. (the "Adviser") has agreed that in the event any of the initial shares of the Funds originally purchased by VKAC are redeemed during the amortization period, the Funds will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required.

      The following table presents the identified cost of investments at December 31, 1997 for federal income tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation.

                                  ACTIVE CORE            LIMITED
                                      FUND            DURATION FUND
                                 ---------------    ------------------
Cost of long term and
  short-term investments .......     $4,646,616            $8,073,266
                                 ---------------    ------------------
Aggregate gross
  unrealized appreciation.......        153,505                79,544
Aggregate gross
  unrealized depreciation ......            268                   540
                                 ---------------    ------------------
Net unrealized
  appreciation .................       $153,237               $79,004
                                 ===============    ==================

F. DISTRIBUTION OF INCOME AND GAINS -- Each Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes causing book basis distributions in excess of net investment income for a particular period. Permanent book and tax basis differences relating to the recognition of net realized losses on paydowns of mortgaged backed obligations totaling $3,032 for Active Core Fund and $1,541 for Limited

                      THE EXPLORER INSTITUTIONAL TRUST

                              December 31, 1997
--------------------------------------------------------------------------------


Duration Fund have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

      For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during their taxable year ended December 31, 1997. Active Core Fund designated $19,775 as a 28% rate capital gain distribution and $2,800 as a 20% rate capital gain distribution. Limited Duration Fund designated $126 as a 28% rate capital gain distribution and $8,495 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January, 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns.

G. EXPENSE REDUCTIONS -- During the year ended December 31, 1997, the custody fees for Active Core Fund and Limited Duration Fund were reduced by $12,346 and $12,978, respectively, as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of each of the Fund's Investment Advisory Agreements, the Adviser will provide investment advice and facilities to the Funds for an annual fee payable monthly as follows:

               AVERAGE NET ASSETS             % PER ANNUM
---------------------------------         ---------------
First $1 billion ..........................   .300 of 1%
Over $1 billion ...........................   .250 of 1%

      VKAC has agreed to waive fees or reimburse certain expenses such that the net expenses of each Fund will not exceed 0.40% of average net assets. Should the assets of a particular fund increase sufficiently to allow for reimbursement of prior year's excess expenses to VKAC without causing that funds' expense ratio to exceed 0.40%, that fund may be required to reimburse VKAC for fees waived and/or expenses assumed within the previous four years. Therefore, these expense subsidies totaling $88,141 and $94,007 for Active Core Fund and Limited Duration Fund, respectively, could become liabilities of each respective Fund at a future date.

      For the year ended December 31, 1997, Active Core Fund and Limited Duration Fund recognized expenses of approximately $600 and $500, respectively, representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Funds, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by VKAC.

      For the year ended December 31, 1997, Active Core Fund and Limited Duration Fund recognized expenses of approximately $9,800 and $10,100, respectively, representing VKAC's cost of providing accounting services to the Funds. These services are provided by VKAC at cost. All of this expense has been assumed by VKAC.

      ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Funds. For the year ended December 31, 1997, Active Core Fund and Limited Duration Fund recognized expenses of approximately $17,500 each, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this expense has been assumed by VKAC.

      Certain officers and trustees of the Funds are also officers and directors of VKAC. The Funds do not compensate their officers or trustees who are officers of VKAC.

      The Funds provides deferred compensation and retirement plans for their trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Funds. The maximum annual benefit per trustee under the plan is equal to the trustee's annual retainer, which is currently $2,500. Due to the size of the Funds, the trustees are currently waiving their retainer fee.

      At December 31, 1997, VKAC owned 5,000 shares of each of the Funds.

3.  CAPITAL TRANSACTIONS

There are an unlimited number of shares of beneficial interest of each Fund without par value authorized.

      For the year ended December 31, 1997, transactions in common shares were as follows:

                                    ACTIVE           LIMITED
                                   CORE FUND      DURATION FUND
                                 --------------  -----------------
Beginning Shares ...............       559,271            973,451
Shares Sold ....................       183,711             70,461
Shares Issued through
  Dividend Reinvestment ........        44,685             48,307
Shares Repurchased .............      (302,158)          (272,024)
                                 =============   ================
Ending Shares ..................       485,509            820,195
                                 =============   ================
Capital at 12/31/97 ............    $4,763,330         $8,154,623
                                 =============   ================

                      THE EXPLORER INSTITUTIONAL TRUST

                              December 31, 1997
--------------------------------------------------------------------------------

For the period ended December 31, 1996, transactions in common shares were as follows:


                                    ACTIVE           LIMITED
                                   CORE FUND      DURATION FUND
                                 --------------  -----------------
Beginning Shares ..............          5,000              5,000
Shares Sold ...................        680,125          1,037,883
Shares Issued through
  Dividend Reinvestment .......         14,916             30,568
Shares Repurchased ............       (140,770)          (100,000)
                                 -------------   ----------------
Ending Shares .................        559,271            973,451
                                 =============   ================
Capital at 12/31/96 ...........     $5,557,380         $9,686,583
                                 =============   ================

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns, excluding forward commitment transactions and short-term investments, were $6,428,852 and $7,269,582 for Active Core Fund and $3,074,911 and $5,398,346 for Limited Duration Fund.

5. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

      A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

                      REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Trustees and Shareholders of
The Explorer Institutional Trust:

We have audited the accompanying statements of assets and liabilities of The Explorer Institutional Trust (comprising the Active Core Fund and Limited Duration Fund, collectively referred to as the "Funds"), including the portfolios of investments, as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from April 23, 1996 (commencement of investment operations) through December 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Explorer Institutional Trust as of December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended and for the period from April 23, 1996 (commencement of investment operations) through December 31, 1996, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP

Chicago, Illinois
February 10, 1998

                        THE EXPLORER INSTITUTIONAL TRUST

BOARD OF TRUSTEES
DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL* - Chairman
THEODORE A. MEYERS
STEVEN MULLER
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
    President

RONALD A. NYBERG*
    Vice President and Secretary

EDWARD C. WOOD, III*
    Vice President and Chief Financial Officer

CURTIS W. MORELL*
    Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
    Treasurer

TANYA M. LODEN*
    Controller

PETER W. HEGEL*
MICHAEL P. KAMRADT*
JOHN M. MCCAREINS*
EDWARD A. TREICHEL*
     Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998
     All Rights Reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.